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                                      Exhibit 15
                 LETTER RE:  UNAUDITED INTERIM FINANCIAL INFORMATION

Securities and Exchange Commission
450 Fifth Street, North West
Washington, D.C. 20549
                                   RE:       Regis Corporation
                                        Registrations on Form S-8
                                        (File No. 33-44867, No. 33-89882)
                                        Registration on Form S-4
                                        (File No. 333-12099)
                                        Registrations on Form S-3
                                        (File No. 333-28511, No. 33-82094,
                                        No. 33-86276, No. 33-89150,
                                        No. 33-92244,  No. 33-96224 and
                                        No. 33-80337)

We are aware that our report dated October 23, 1997, on our reviews of the interim financial information of Regis Corporation as of September 30, 1997 and for the three month periods ended September 30, 1997 and 1996, and included in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 1997, is incorporated by reference in these registration statements. Pursuant to Rule 436(c) under the Securities Act of 1933, this report should not be considered a part of such registration statements prepared or certified by us within the meaning of Sections 7 and 11 of that Act.

                                        /s/ Coopers & Lybrand L.L.P.

                                        Coopers & Lybrand L.L.P.

Minneapolis, MN
October 31, 1997


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                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   REGIS CORPORATION




Date:  October 31, 1997            By: /s/ Frank E. Evangelist
                                   ----------------------------------
                                     Frank E. Evangelist
                                     Senior Vice President, Finance
                                     Chief Financial Officer

                                     Signing on behalf of the
                                     registrant and as principal
                                     accounting officer

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